UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23788

           ARK Venture Fund

(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC
200 Central Avenue, Suite 220

            St. Petersburg, FL 33701

(Address of principal executive offices) (Zip code)

Corporation Service Company
251 Little Falls Drive

             Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (727) 810-8160

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Reports to Stockholders.

(a)     The Report to Shareholders is attached herewith.

ARK VENTURE FUND
ANNUAL REPORT

JULY 31, 2023

INVESTING AT THE PACE OF **INNOVATION**

ARK Venture Fund (ARKVX)

Shareholder Letter (Unaudited)

Dear Shareholder:

ARK Investment Management LLC (“ARK” or the “Adviser”), the investment adviser to the Fund, specializes in thematic investing in disruptive innovation. The Fund is an actively managed, closed-end interval fund that invests not only in public and private companies focused on technologically enabled innovation but also, selectively, in other venture capital funds. Importantly, we aim to democratize venture capital, enabling any investor with a minimum of $500 to invest in private and public companies that we believe are going to change the way the world works, without encountering qualification or accreditation thresholds. In addition, the Fund expects to offer liquidity equal to 5% of NAV (net asset value) on a quarterly basis.

The Fund seeks to include portfolio companies that we believe are leading and benefiting from five innovation platforms: artificial intelligence (AI), energy storage, robotics, multiomic sequencing, and blockchain technology. According to ARK's research, we believe that these five innovation platforms are converging to create unprecedented growth trajectories. AI is the most important catalyst, its velocity cascading through all other technologies.

Despite the growth potential of disruptive innovation, the 2022 bear market obscured many disruptive breakthroughs. But innovation continued apace. ChatGPT, a version of GPT-3 tuned for conversation dialogue, already scores above the national average on SAT questions, highlighting the power of AI. In the UK, a research hospital used an advanced version of gene-editing called base-editing to cure a 12-year-old girl with leukemia who had failed dozens of therapies. SpaceX launched 61 Falcon9 rockets, reusing the last one within 21 days, compared to 356 days for the first one. In our view, companies sacrificing short-term profitability to invest heavily in innovative technologies have exponential and highly profitable long-term growth opportunities.

In the face of market headwinds and media criticism, these breakthroughs are corroborating our original research and boosting our confidence that ARK’s strategies are on the right side of change. Disruption can surface in surprising forms and at unexpected times. Innovation solves problems and has historically gained share during turbulent times.

Thus far in 2023, sentiment appears to have shifted with the market agreeing that AI is reshaping industries. We believe it could be a long-term growth driver more impactful than the internet. During the second quarter of 2023, ChatGPT continued its momentum in capturing the imagination of businesses and consumers, unleashing excitement that sparked a rally in mega-cap technology stocks. Relatedly, in the public equity markets shares of NVIDIA soared in May after the company reported its fiscal first-quarter earnings and became a clear beneficiary of the boom in generative AI that ChatGPT unleashed. Seemingly, many investors assumed that benchmark-heavy incumbents that came of age during the internet revolution would benefit disproportionately from the AI revolution as well.

We view the private markets at the “tip of the spear” for disruptive innovation, in particular the investment opportunity for AI. MosaicML, a Fund portfolio company, is improving the efficiently or AI model training by up to 7x. To note, in June, Databricks announced that it will pay $1.3 billion to acquire MosaicML, representing an approximate 5x return on this name since its addition to the Fund as its first investment in September 2022. Anthropic is an AI startup co-founded by Dario Amodei, the former VP of Research at OpenAI. The company is conducting research and building AI products that put safety first. Claude, its first product, is a general-purpose large language model that leverages Anthropic’s research on Constitutional AI to “align” the model and prevent abuse. While some companies might train their own AI models on proprietary data, others are likely to leverage a combination of proprietary and third-party models.

Unfortunately, we believe most investors are “short” venture capital. According to ARK’s research, venture capital still is in early days for three reasons:

1.       In 2022, the $99 billion invested in venture capital represented only 0.24% of the capitalization of global public equity markets. In our view, innovation is likely to disrupt many of the companies that make up the $105 trillion in global public equity market cap, ceding significant share to startups and venture capital.

2.       According to our research, disruptive innovation is likely to scale exponentially during the next decade. Startups and venture capitalists are likely to capture a share of that value creation.

3.       Because the tech and telecom bust in the early 2000s and the Global Financial Crisis in 2008-09 precipitated extensive regulations that have burdened public companies, startups are choosing to stay private longer than historically has been the case. Previously, many startups raised two to three rounds of venture capital and then went public at ~$100 million valuations. Today, startups like Stripe and SpaceX have raised many private rounds and have scaled to $100+ billion valuations. Facilitating liquidity for employees and other shareholders, secondary markets have created even more capacity for venture capital.

Shareholder Letter (continued) (Unaudited)

The Fund’s investment mandate is similar to our flagship ETF, ARK Innovation ETF (ARKK), in that it seeks to invest in the five innovation platforms, but expands the opportunity set into the private markets. Like our public equity strategies, our top-down and bottom-up research is the lens through which we screen and select investments. We continue to believe our differentiated value proposition combined with our network of co-investors, public companies, founders, and academics offers access to the most promising private technology companies.

On the following pages, you will find information relating to your ARK Venture Fund investment. If you have any questions, I encourage you to contact our distribution partner Titan or ARK directly. You can find additional information, including our portfolio holdings, on the Fund’s website located at: www.ark-ventures.com

We appreciate the opportunity to help you meet your investment goals and thank you for enabling us to invest for you at the pace of innovation!

Sincerely,

Catherine D.Wood

Chief Investment Officer and Chief Executive Officer

ARK Investment Management LLC

Management’s Discussion of Fund Performance (Unaudited)

Market Review and Investment Strategy

In the fiscal year ended July 31, 2023, global equity markets appreciated as NVIDIA’s guidance for the second quarter shocked on the high side of expectations, thanks to provocative proofs of concepts from artificial intelligence (AI) generally and ChatGPT specifically. Increased demand for AI hardware is pointing toward a significant acceleration in software revenue growth. As companies develop AI-powered products and services, ARK estimates that software may generate up to $8 of revenue for every dollar spent on AI hardware by 2030. In what could be “winner take most” opportunities, we believe companies with large pools of proprietary data and broad-based distribution should be best positioned to capitalize on AI use cases and reap the potentially dramatic productivity gains associated with generative AI.

Recent economic data and comments from the US Federal Reserve (Fed) appear to have tempered investors’ previous expectations of interest rate declines. Now, interest rate futures are pricing in a slowdown or recession and one or two more rate hikes before interest rates start to decline. Should an economic slowdown evolve into a hard landing, the slope of interest rate declines could steepen.

Economic data was not as clear-cut. While the labor market seemed resilient, a number of leading indicators were warning of recession.

•        With a strong correlation to Gross Domestic Product (GDP), the US Leading Economic Index (LEI) has dropped for 14 consecutive months and now is down 7.9% year-over-year.1 In 2022, GDP declined for two consecutive quarters, a technical recession. During the last two quarters, Gross Domestic Income (GDI)—which should equal GDP over time—has declined sequentially. The divergence in growth between GDP and GDI is begging the question about future revisions: will GDI be revised up or GDP down. Our view is the latter.

•        Based on monthly surveys from the Federal Reserve District Banks of Dallas, New York, Philadelphia, Richmond, and Kansas, manufacturing activity is contracting at an accelerated rate. Corroborating this evidence, new orders in the national Purchasing Managers’ Index, an index of the prevailing direction of economic trends in the manufacturing and service sectors, are declining.

•        According to the Senior Loan Officer Opinion Survey (SLOOS), the willingness of banks to lend is plummeting, often a leading indicator of recession. Borrowing and lending play pivotal roles during economic expansions. The demand for commercial and industrial (C&I) loans is consistent with previous recession levels, and the Bank of America Fund Manager Survey suggests that commercial real estate could be the epicenter of the next financial crisis.

•        US consumer sentiment2 remains at levels last seen during the Global Financial Crisis in 2008-2009 and back-to-back recessions with double-digit inflation and interest rates during the early 1980s. Meanwhile, the personal saving rate has collapsed from 9.3% pre-COVID to 4.6%3 which, when coupled with historically low consumer sentiment, is pointing toward weakness in consumption growth. Adding to those concerns, the third largest category of non-housing debt, credit card balances have reached a record high level at ~$1 trillion.4 Because interest rates on credit cards nearly doubled to 20-21% during the past ten years, the burden of credit card debt has intensified. Additionally, student loan payments are slated to resume this October, further pressuring consumer purchasing power.

•        In recent months, PIMCO and Brookfield have defaulted on commercial property mortgages across major US cities, a trend exacerbated by the combination of rapid interest rate increases and the lower occupancy rates associated with the shift to remote work environments. Recent trends have hit San Francisco particularly hard, the value of one commercial use building dropping from $300 million to $60 million, or 80%, in four years.5 Moreover, two of San Francisco’s largest hotels are vacating the city.

The movement in interest rates over this fiscal period was remarkable. The Federal Funds Target Rate has surged 22-fold in the last year, a faster pace than all previous tightening cycles—including the one in 1980-1981 that crushed inflation—creating significant strains at regional banking and in commercial real estate. Bank deposits have dropped 4.0% year-over-year, the largest decline since 1948. We believe additional rate hikes will exacerbate this fragile situation.

While the Fed is determined to squelch inflation by increasing interest rates, the bond market has been signaling that it could be making a major mistake. Since March 2021, the yield curve6 has flattened by 265 basis points, inverting from +159 to -106 basis points,7 the worst inversion since the early 1980s when the Fed was fighting entrenched double-digit inflation. This dynamic suggests that both real growth and inflation could surprise on the low side of expectations. In ARK’s view, the Fed is making decisions based on lagging indicators—employment and headline inflation—and ignoring leading indicators that are telegraphing recession and/or price deflation.

1             The Conference Board. Data as of May 31, 2023.

2             As of June 30, 2023, measured by the University of Michigan.

3             Federal Reserve Economic Data. Saving rate was 9.3% as of February 1, 2020, and 4.6% as of May 1, 2023.

4             Federal Reserve Economic Data as of February 1, 2023.

5             Wall Street Journal. Published April 27, 2023.

6             As measured by the difference between yields on the 10-year Treasury bond and the 2-year Treasury note.

7             An inversion means the long-term Treasury yield is lower than the short-term Treasury yield. The yield difference was +159 basis points on March 29, 2021, and-106 basis points on June 30, 2023. One basis point is equal to 1/100 of a percentage point, or 0.01%.

Management’s Discussion of Fund Performance (continued) (Unaudited)

The Federal Reserve began increasing interest rates when the year-over-year Consumer Price Index (CPI)—a lagging economic indicator—reached 8.5% on a year-over-year basis in March 2022. Shortly thereafter, an inflationary surge influenced by geopolitical pressures and inventory hoarding peaked at 9.1% year-over-year. Since then, CPI inflation has dropped to 3.0%,8 thanks to various deflationary forces––good, bad, and cyclical. Tesla’s CEO Elon Musk9 and DoubleLine’s CEO Jeff Gundlach10 have echoed our concerns about the risk of deflation.

Innovation is a potential source of good deflation, as learning curves can cut costs and increase productivity. Yet, we believe many companies have catered to short-term-oriented, risk-averse shareholders, satisfying their demands for profits/dividends “now”. On balance, they have leveraged their balance sheets to buy back stock, bolster earnings, and increase dividends. In so doing, many have curtailed investments and could be ill-prepared for the potential disintermediation associated with disruptive innovation. Saddled with aging products and services, they could be forced to cut prices to clear unwanted inventories and service debt, causing bad deflation.

If we are correct in our assessment that growth, inflation, or both will surprise on the low side of expectations, scarce double-digit growth opportunities should be rewarded accordingly. The adoption of new technologies typically accelerates during tumultuous times as concerned businesses and consumers change their behavior much more rapidly than otherwise would be the case. As a result, stocks of innovation-oriented companies have historically performed better and emerge as new market leaders toward the end of a bear market. We believe the coronavirus crisis and Russia’s invasion of Ukraine have transformed the world significantly and permanently, suggesting that many innovation-driven strategies and stocks could be productive holdings during the next five to ten years.

ARK continues to research and discover companies that are causing or embracing disruptive innovation, and that are creating pockets of rapid growth in an otherwise uncertain growth environment.

Must be preceded or accompanied by a prospectus.

Communications Sector Risk. The Fund will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. Disruptive Innovation Risk. Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Financial Technology Risk. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Next Generation Internet Companies Risk. The risks described below apply, in particular, to the Fund’s investment in Next Generation Internet Companies. Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure. Future Expected Genomic Business Risk. The Adviser may invest some of the Fund’s assets in Genomics Revolution Companies that do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Fund to achieve its investment objective. Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with securities of developed market issuers due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. The Fund may have exposure to cryptocurrencies, such as bitcoin indirectly through an investment in the Bitcoin Investment Trust (“GBTC”), a privately offered, open-end investment vehicle that invests in bitcoin. Health Care Sector Risk. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Leverage Risk. The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

The ARK Venture Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity. You should not expect to be able to sell your Shares in the ARK Venture Fund other than through the Fund’s repurchase policy, regardless of how the Fund performs. The Fund’s Shares will not be listed on any securities exchange, and the Fund does not expect a secondary market in the Shares to develop.

Foreside Fund Services, LLC, distributor.

8             US Bureau of Labor Statistics. Data as of June 30, 2023.

9             https://twitter.com/elonmusk/status/1569948349549379585

10           https://www.cnbc.com/2022/09/13/gundlach-says-buy-long-term-treasuries-as-deflation-is-the-bigger-threat-right-now.html

Management’s Discussion of Fund Performance (continued) (Unaudited)
Investment Results: ARK Venture Fund (ARKVX)

ARK Venture Fund (ARKVX) is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund pursues this objective by investing its assets primarily in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of disruptive innovation.

At July 31, 2023, ARKVX outperformed the S&P 500 Index and the MSCI World Net Index for the since-inception period.

Amongst ARKVX’s private holdings, the top positive contributors to performance were MosaicML, Critical Ideas, Inc. (Chipper Cash), Replit, Inc., Anthropic, PBC, and Freenome Holdings, Inc. The simple agreement to purchase future equity in MosaicML quintupled in value after the company agreed to be purchased by Databricks, Inc. for $1.3 billion. Databricks, Inc., one of the fastest growing SaaS enterprise software companies, aims to benefit from MosaicML’s cutting-edge machine learning tools and infrastructures that build, deploy, and manage advanced artificial intelligence models.

Amongst ARKVX’S private holdings, the top detractors to performance were X Holdings I, Inc., the parent company of X (formerly Twitter), Flexport, Inc., Discord Inc., and Epic Games, Inc. Shares of X were marked down shortly after the company went private due to lower revenue projections as advertisers paused their ad spend and concerns over the company’s negative cash burn. In June 2023, Linda Yaccarino succeeded Elon Musk as the CEO of the company. Linda brought extensive advertising experience from her previous role as the chairman of global advertising & partnerships for NBCUniversal. More recently, the company has seen advertisers come back to the platform but the advertising market remains pressured due to macro related headwinds. Management has also cut significant costs with a goal to generate positive cash flow by the end of the year. ARK believes that X is well-positioned to grow its influence as management continues to execute on Musk’s vision of an ‘Everything’ app.

Amongst ARKVX’S public holdings, the top positive contributors to performance were Exact Sciences Corp. (EXAS or Exact Sciences), NVIDIA Corp. (NVDA or NVIDIA), Coinbase Global, Inc. (COIN), DraftKings, Inc. (DKNG) and ROBLOX Corp. (RBLX). Shares of Exact Sciences contributed to performance after the company surpassed revenue and earnings expectations for the first quarter of 2023 and guided to positive free cash flow, which is the residual amount of cash that a business has earned from its operations, over a specific period of time, less maintenance, during 2023. In addition, Exact Sciences’ next-generation Cologuard screening test for colon cancer demonstrated better specificity and sensitivity than Exact Sciences’ existing product, so it will seek FDA approval of the new test by the end of this year. Shares of NVIDIA appreciated after the company announced much better than expected guidance for the second quarter of 2023, thanks to demand for data center products in response to breakthroughs in generative AI. As the primary provider of accelerated computing hardware for developing and running large language models, NVIDIA should be an early beneficiary of the boom in generative AI that ChatGPT unleashed late last year.

Amongst ARKVX’s public holdings, the top detractors to performance were Beam Therapeutics, Inc. (BEAM or Beam Therapeutics), Zoom Video Communications, Inc. (ZM or Zoom), Prime Medicine, Inc. (PRME), Moderna, Inc. (MRNA), and Intellia Therapeutics, Inc. (NTLA). Shares of Beam Therapeutics declined in a broad-based sell-off in gene-editing names in 2023 on no meaningful company specific news. Beam Therapeutics is focused on applying its novel base-editing method to rare disease indications. Shares of Zoom declined relatively recently after an analyst from Citibank focused on increased competition in the enterprise communications space and negative data points suggesting slower growth generally. We maintain conviction in Zoom’s potential to share most of the enterprise communications platform space with Microsoft Corp.

Cumulative Total Returns as of 7/31/23
Since Inception* (Cumulative)
ARK Venture Fund (ARKVX)	26.20%
S&P 500 Index	17.79%
MSCI World Net Index	18.43%

*        The Fund's inception date is 9/1/22.

Management’s Discussion of Fund Performance (concluded) (Unaudited)

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/23 (At Net Asset Value)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.ark-ventures.com. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. As stated in the Fund’s current prospectus, as supplemented, the net expense ratio for the Fund is 2.90%. Additional information about fees and expense levels can be found in the Fund’s current prospectus. Returns are based on the dollar value of a single share of the Fund, calculated using the value of the underlying assets of the Fund minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains and/or distributions.

Sector Diversification (as a percentage of total investments) July 31, 2023 (Unaudited)

ARK Venture Fund
(ARKVX)

Information Technology	28.7%
Health Care	18.2
Technology	13.9
Industrials	11.7
Communication Services	9.4
Financials	8.9
Consumer Discretionary	5.7
Communications	1.9
Money Market Fund	1.6
	100.0

ARK Venture Fund’s Private Investments
July 31, 2023 (Unaudited)
Anthropic	Anthropic, PBC is an AI startup conducting research and building AI products that put safety at the frontier.
Freenome	Freenome Holdings, Inc. combines deep learning and novel biomolecular techniques to detect early-stage cancers from a routine, non-invasive blood draw.
Discord	Discord Inc. is a casual communications platform that enables its individual users and groups/organizations to communicate via text, audio, and video.
Replit	Replit, Inc. is a modern browser-based coding platform with an embedded AI coding assistant.
Databricks	Databricks, Inc. is a software platform that helps its customers unify their analytics across the business, data science, and data engineering.
X	Founded in 2006, X Holdings I, Inc., formerly Twitter, is the first mobile-first social network.
Chipper Cash	Critical Ideas, Inc. (Chipper Cash) is a fintech company offering financial products to consumers and businesses across Africa.
Flexport	Flexport, Inc. is a tech-enabled platform that helps customers manage their supply chain.
Epic Games	Epic Games, Inc. is a video game and software company that develops and publishes its own video games and offers its game engine technology to other developers.
Mythical Games	Mythical, Inc. provides a suite of tools to enable video game publishers/developers to launch blockchain-based games.
Axiom Space	Axiom Space, Inc. operates missions to the International Space Station (ISS) for customers.
Zipline	Drone delivery company Zipline International Inc. operates in Africa, the US, and Japan, providing instant delivery service.
Humata AI	Tilda Technologies Inc. (Humata AI) is an early-stage AI startup that enables users to extract knowledge from files.
Blockdaemon	Blockdaemon Inc. is a cryptocurrency infrastructure provider.
Hammerspace	Hammerspace, Inc. offers a global data environment for distributed teams of developers to access and handle data as if it were locally stored.

Consolidated Schedule of Investments ARK Venture Fund
July 31, 2023
	Shares/ Principal/ Units	Cost	Value
COMMON STOCKS IN PUBLIC COMPANIES – 49.9%
AEROSPACE & DEFENSE – 1.9%
Rocket Lab USA, Inc.*	64,239	$255,639	$473,441
AUTOMOBILES – 4.0%
Tesla, Inc.*	3,745	523,726	1,001,525
BIOTECHNOLOGY – 9.2%
Beam Therapeutics, Inc.*	12,504	418,738	385,998
CRISPR Therapeutics AG (Switzerland)*	6,733	314,502	386,003
Exact Sciences Corp.*	3,407	143,834	332,319
Ginkgo Bioworks Holdings, Inc.*	100,932	227,824	253,339
Intellia Therapeutics, Inc.*	5,593	228,403	236,752
Prime Medicine, Inc.*	30,516	469,380	459,876
Recursion Pharmaceuticals, Inc., Class A*	17,480	225,282	246,818
		2,027,963	2,301,105
CAPITAL MARKETS – 6.6%
Coinbase Global, Inc., Class A*	11,848	530,069	1,168,331
Robinhood Markets, Inc., Class A*	37,381	357,465	480,720
		887,534	1,649,051
ENTERTAINMENT – 4.3%
ROBLOX Corp., Class A*	10,826	346,002	424,921
Roku, Inc.*	6,664	344,371	641,543
		690,373	1,066,464
FINANCIAL SERVICES – 2.1%
Block, Inc.*	6,577	410,882	529,646
HEALTHCARE PRODUCTS – 1.2%
Quantum-SI, Inc.*	74,812	231,371	291,019
HOTELS, RESTAURANTS & LEISURE – 1.6%
DraftKings, Inc., Class A*	12,490	166,585	396,932
INTERACTIVE MEDIA & SERVICES – 1.8%
Pinterest, Inc., Class A*	15,654	423,428	453,810
IT SERVICES – 3.4%
Shopify, Inc., Class A (Canada)*	5,085	163,678	343,645
Twilio, Inc., Class A*	7,408	364,390	489,150
		528,068	832,795
LIFE SCIENCES TOOLS & SERVICES – 1.7%
10X Genomics, Inc., Class A*	6,837	264,069	430,594
PHARMACEUTICALS – 1.4%
Moderna, Inc.*	2,884	342,900	339,332
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.4%
NVIDIA Corp.	781	102,210	364,953
Teradyne, Inc.	4,189	452,908	473,106
		555,118	838,059
	Shares/ Principal/ Units	Cost	Value
SOFTWARE – 7.3%
Palantir Technologies, Inc., Class A*	21,128	$340,833	$419,179
UiPath, Inc., Class A*	26,738	369,262	483,423
Unity Software, Inc.*	10,829	330,683	496,401
Zoom Video Communications, Inc., Class A*	5,539	408,668	406,286
		1,449,446	1,805,289
TOTAL COMMON STOCKS IN PUBLIC COMPANIES		8,757,102	12,409,062
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
COMMON STOCKS IN PRIVATE COMPANIES – 10.5%
DIVERSIFIED FINANCIAL SERVICES – 4.1%
Blockdaemon, Inc.*(a)(b)	6/27/23	217,865	1,020,000	1,020,000
ENTERTAINMENT – 1.0%
Discord Inc.*(a)(b)	11/14/22	960	360,000	254,419
INTERNET – 2.2%
X Holdings I, Inc. (Twitter)*(a)(b)	10/28/22	10,000	1,000,000	553,190
SOFTWARE – 3.2%
Databricks, Inc.(a)(b)(d)	9/23/22	26,371	400,000	2,000,000
Epic Games, Inc.*(a)(b)(c)	9/23/22	1,631	1,022,829	804,701
			1,422,829	2,804,701
TOTAL COMMON STOCKS IN PRIVATE COMPANIES			3,802,829	4,632,310
PREFERRED STOCKS IN PRIVATE COMPANIES – 26.2%
AEROSPACE & DEFENSE – 2.2%
Axiom Space, Inc, Series C*(a)(b)	4/12/23	2,960	500,033	539,815
COMPUTERS – 2.0%
Hammerspace, Inc., Series A-1*(a)(b)	7/26/23	511,456	499,999	499,999
HEALTHCARE PRODUCTS – 4.6%
Freenome Holdings, Inc., Series E*(a)(b)	9/23/22	85,711	999,990	1,147,671
SOFTWARE – 11.9%
Anthropic, Inc., Series C-1*(a)(b)	3/31/23	89,078	1,049,998	1,216,806
Mythical, Inc., Series C-1*(a)(b)	4/11/23	60,415	500,001	548,568
Replit, Inc., Series B-1*(a)(b)	1/23/23	25,385	1,000,000	1,202,487
			2,549,999	2,967,861

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
July 31, 2023
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
TRANSPORTATION – 5.5%
Flexport, Inc., Series A*(a)(b)	9/23/22	49	$670	$449
Flexport, Inc., Series B-1*(a)(b)	9/23/22	4,940	67,524	45,251
Flexport, Inc., Series C*(a)(b)	9/23/22	24,640	336,798	225,702
Zipline International, Inc., Series F*(a)(b)	5/30/23	24,877	999,983	1,104,041
			1,404,975	1,375,443
TOTAL PREFERRED STOCKS IN PRIVATE COMPANIES			5,954,996	6,530,789
SIMPLE AGREEMENT TO PURCHASE EQUITY IN PRIVATE COMPANIES – 11.0%
COMMERCIAL SERVICES – 2.0%
Critical Ideas, Inc. (Chipper Cash)*(a)(b)	9/23/22	400,000	400,000	490,120
SOFTWARE – 9.0%
Tilda Technologies, Inc. (Humata AI)*(a)(b)	6/27/23	250,000	250,000	250,000
TOTAL SIMPLE AGREEMENT TO PURCHASE EQUITY IN PRIVATE COMPANIES			650,000	740,120
	Shares/ Principal/ Units	Cost	Value
MONEY MARKET FUND – 1.6%
Goldman Sachs Financial Square Treasury Obligations Fund, 5.15%(e)	396,025	396,025	396,025
TOTAL INVESTMENTS – 99.2%		19,560,952	24,708,306
Other Assets in Excess of Liabilities – 0.8%			210,231
Net Assets – 100.0%			$24,918,537

*     Non-income producing security

(a)   Investment fair valued by ARK Investment Management LLC (the “Adviser”) in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and are subject to the oversight of, the Board of Trustees. For fair value measurement disclosure purposes, investment is classified as Level 3.

(b)  Restricted security; security may not be publicly sold without registration under the Securities Act of 1933, as amended. As of July 31, 2023, total investments in restricted securities were $11,903,219 and are classified as Level 3.

(c)   These securities have been purchased through unaffiliated Special Purpose Vehicles (“SPVs”) in which the Fund has a direct investment of ownership units of the SPVs. The shares, cost basis and fair value stated are determined based on the underlying securities purchased by the SPV and the Fund’s ownership percentage.

(d)  The Fund held a $400,000 simple agreement to purchase equity in Mosaic ML, Inc. which was acquired by Databricks, Inc. effective July 12, 2023. The acquisition was an all-stock transaction where the Fund received 26,371 common shares of Databricks, Inc. with an additional indemnity holdback of 1,551 common shares set to be released on October 28, 2024.

(e)   Rate shown represents annualized 7-day yield as of July 31, 2023.

Fair Value Measurements

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•    Level 1 – Quoted prices in active markets for identical assets.

•    Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•    Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of July 31, 2023:

Investment in Securities	Level 1	Level 2	Level 3	Total
Common Stocks in Public Companies‡	$12,409,062	$ —	$ —	$12,409,062
Preferred Stocks in Private Companies‡	—	—	6,530,789	6,530,789
Simple Agreement to Purchase Equity in Private Companies‡	—	—	740,120	740,120
Common Stocks in Private Companies‡	—	—	4,632,310	4,632,310
Money Market Fund	396,025	—	—	396,025
Total	$12,805,087	$ —	$11,903,219	$24,708,306

‡     All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (concluded) ARK Venture Fund
July 31, 2023

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented below:

	Common Stocks In Private Companies	Preferred Stocks In Private Companies	Simple Agreement To Purchase Equity In Private Companies	Total
Balance at September 1, 2022*	$—	$—	$—	$—
Purchases	3,402,829	4,954,996	2,050,000	10,407,825
Sales	—	—	—	—
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	—	—	—
Conversions	400,000	1,000,000	(1,400,000)	—
Net Realized Gain (Loss)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	829,481	575,793	90,120	1,495,394
Balance at July 31, 2023	$4,632,310	$6,530,789	$740,120	$11,903,219
Net Change in Unrealized Appreciation (Depreciation) on Level 3 securities still held as of July 31, 2023	829,481	575,793	90,120	1,495,394

*     Commencement of operations

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of July 31, 2023:

Asset Type	Fair Value at July 31, 2023	Valuation Approach	Significant Unobservable Inputs	Impact to value if Input Increases*	Range	Weighted Average
Preferred Stocks in Private Companies	$6,530,789	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A 0.7% – 21.69%	N/A 13.76%
Simple Agreement to Purchase Equity in Private Companies	740,120	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A 22.53%	N/A 22.53%
Common Stocks in Private Companies	4,632,310	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A 3.18% – 21.68%	N/A 9.65%

*     Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Assets and Liabilities ARK Venture Fund
July 31, 2023
ASSETS:
Investments at market value (Note 2)	$24,708,306
Cash	231,371
Receivables:
Capital shares sold	211,295
Reimbursement from Adviser	202,066
Investment securities sold	71,584
Dividends	5,531
Total Assets	25,430,153
LIABILITIES:
Payables:
Investment securities purchased	254,572
Management fees (Note 3)	52,134
Audit and tax fees	82,000
Fund accounting, custody & administration fees	47,534
Transfer agent fees	18,000
Trustee fees	7,083
Shareholder servicing fee	2,844
Other expenses	47,449
Total Liabilities	511,616
NET ASSETS	$24,918,537
NET ASSETS CONSIST OF:
Paid-in capital	$19,556,182
Total distributable earnings	5,362,355
NET ASSETS	$24,918,537
Shares outstanding no par value (unlimited shares authorized)	987,432
Net asset value, per share	$ 25.24
Investments at cost	$19,560,952

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Operations ARK Venture Fund
For the Period Ended July 31, 2023(1)
INVESTMENT INCOME:
Dividend income	$ 60,508
Total Income	60,508
EXPENSES:
Management fees (Note 3)	315,517
Legal fees	222,521
Fund accounting, custody & administration fees	113,036
Audit and tax fees	82,000
Trustee fees	70,833
Shareholder servicing fees	44,919
Registration fees	41,231
Transfer agent fees	40,812
Printing & postage	32,003
Professional fees	31,000
Credit facility fees	56,646
Other expenses	29,853
Total Expenses	1,080,371
Less expense waivers and reimbursements (Note 3)	(747,644)
Net Expenses	332,727
Net Investment Loss	(272,219)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	487,220
Change in unrealized appreciation on investments	5,147,354
Net realized and unrealized gain on investments	5,634,574
Net Increase in Net Assets Resulting From Operations	$5,362,355

(1)  For the period September 1, 2022 (commencement of operations) to July 31, 2023.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Changes in Net Assets ARK Venture Fund
For the Period Ended July 31, 2023(1)
OPERATIONS:
Net investment loss	$ (272,219)
Net realized gain on investments	487,220
Net change in unrealized appreciation on investments	5,147,354
Net increase in net assets resulting from operations	5,362,355
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	21,096,499
Cost of shares repurchased	(1,640,317)
Net increase in net assets resulting from shareholder transactions	19,456,182
Increase in net assets	24,818,537
NET ASSETS:
Beginning of period	100,000
End of period	$24,918,537
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,000
Shares sold	1,057,356
Shares redeemed	(74,924)
Shares outstanding, end of period	987,432

(1)  For the period September 1, 2022 (commencement of operations) to July 31, 2023.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Cash Flows ARK Venture Fund
For the Period Ended July 31, 2023(1)
Cash flows used in operating activities:
Net increase in net assets resulting from operations	$ 5,362,355
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(21,824,153)
Proceeds from sales of investments	3,146,446
Payments for net purchases of short-term investment securities	(396,025)
Net realized gain on investments	(487,220)
Net change in unrealized appreciation on investments	(5,147,354)
(Increase) decrease in assets:
Proceeds from shares sold	(211,295)
Reimbursement from Adviser	(202,066)
Investments securities sold	(71,584)
Receivable for dividends	(5,531)
Increase in liabilities:
Management fees	52,134
Investment securities purchased	254,572
Audit and tax fees	82,000
Fund accounting, custody & administration fees	47,534
Transfer agent fees	18,000
Trustee fees	7,083
Shareholder servicing fee	2,844
Other accrued expenses	47,449
Net cash used in operating activities	$(19,324,811)
Cash flows provided by financing activites:
Proceeds from shares sold	$ 21,096,499
Cost of shares repurchased	(1,640,317)
Net cash provided by financing activities	$ 19,456,182
Net increase in cash	$ 131,371
Cash:
Beginning of period	$ 100,000
End of period	$ 231,371

(1)  Represents the period September 1, 2022 (commencement of operations) to July 31, 2023.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights ARK Venture Fund For a share outstanding throughout the period presented.
Period Ended July 31, 2023(1)
Per Share Data:
Net asset value, beginning of period	$ 20.00
Net investment loss(2)	(0.43)
Net realized and unrealized gain on investments	5.67
Total gain from investment operations	5.24
Net asset value, end of period	$ 25.24
Total Return at Net Asset Value(3)	26.20%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$24,919
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements	9.33%(4)(5)
Expenses, net of expense waivers and reimbursements	2.90%(4)(5)
Net investment loss	(2.37)%(4)(5)
Portfolio turnover rate(6)	27%

(1)  For the period September 1, 2022 (commencement of operations) to July 31, 2023.

(2)  Based on average daily shares outstanding.

(3)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.

(4)  Annualized.

(5)  The Adviser has agreed to contractually waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, organizational expenses, offering costs and extraordinary expenses) exceed 2.90% of the Fund’s average daily net assets through November 28, 2024. For additional information see Expense Limitation Agreement in Notes to Consolidated Financial Statements.

(6)  Portfolio turnover rate is not annualized.

See accompanying Notes to Consolidated Financial Statements.

Notes to Consolidated Financial Statements July 31, 2023

1. Organization

ARK Venture Fund (the “Fund”) is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as a Delaware statutory trust on January 11, 2022 and commenced operations on September 1, 2022. Prior to September 1, 2022, the Fund had been inactive except for matters relating to the Fund’s organization and accepting initial seed capital. The Fund operates as an “interval fund” and continuously offers its shares of beneficial interest (“Shares”). To provide liquidity, the Fund expects to make quarterly repurchase offers of 5% of the Fund’s outstanding Shares at net asset value pursuant to Rule 23c-3 of the 1940 Act.

The Fund’s investment objective is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund pursues this objective by investing its assets primarily in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of disruptive innovation. The Fund may invest, without limit, in privately placed or restricted securities, illiquid securities and securities in which no secondary market is readily available, including those of private companies and publicly traded securities. The Fund may also borrow money for investment purposes.

ARK Investment Management LLC serves as the Fund’s investment adviser (the “Adviser”) under an Investment Advisory Agreement (“Advisory Agreement”).

The Fund had no operations from its initial registration until the Fund’s respective commencement of operations date other than matters relating to its organization and registration and the sale and issuance to ARK Investment Management LLC of 5,000 Shares at an aggregate purchase price of $100,000 in the Fund.

The Fund’s fiscal and tax reporting year ends July 31.

2. Significant Accounting Policies

These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the consolidated financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Fund is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative guidance for SEC registrants. The following summarizes the significant accounting policies of the Fund:

Investment Valuation

The values of the Fund’s securities that are traded on a securities market are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy. If a security’s market price is not readily available (as is generally the case with private companies) or does not otherwise accurately reflect the market value of such security, the security will be fair valued by the Adviser which was selected by the Board of Trustees of the Fund (“Board of Trustees”) as valuation designee, to provide such fair values in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and subject to the oversight of, the Board of Trustees. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy. For direct investments in portfolio companies, management primarily uses the market approach to estimate the fair value of private companies. The market approach utilizes prices and other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the disposition, latest round of financing data, current financial position and operating results, among other factors. Because of the uncertainty and judgement involved in the valuation of the portfolio company securities, which do not have a readily available market, the estimated fair value of such securities may be different from values that would have been used had a readily available market existed for such securities. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security.

Investments in money market fund are valued at their NAV as of the close of each business day.

Notes to Consolidated Financial Statements (continued) July 31, 2023

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on the accrual basis.

Dividend Distributions

Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Net realized capital gains are distributed to shareholders as capital gain distributions. Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the Fund’s consolidated statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Wholly-owned Subsidiary

The Fund seeks to gain exposure to private companies through ARK Venture Private Holdings LLC, a wholly-owned subsidiary of the Fund (the “Subsidiary”). The Subsidiary is a Delaware limited liability company and the Fund is its sole member. All intercompany transactions and balances have been eliminated in consolidation.

3. Management and Other Agreements

Management

Under the terms of the Advisory Agreement, the Adviser serves as the adviser to the Fund, subject to the general oversight of the Board of Trustees and is responsible for the day-to-day investment management of the Fund. The Fund pays the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 2.75% (“Management Fee”) in return for providing investment management services.

Organizational and Offering Cost

The Adviser incurred the Fund’s organizational and initial offering costs associated with the Fund’s continuous offering of Shares of $885,178. Pursuant to an expense reimbursement agreement between the Fund and the Adviser, the Fund will be obligated to reimburse the Adviser for any such payments within two years of the Adviser incurring such expenses subject to the limitation that a reimbursement (an “Adviser Reimbursement”) will be made only if and to the extent that: (i) the Fund’s net assets exceed $50,000,000; and (ii) the Adviser Recoupment does not cause the Fund’s net assets to fall below $50,000,000. As of the date of this Report, the Fund’s net assets did not exceed $50,000,000 and therefore the Fund is currently not obligated to reimburse the Adviser for any such payments.

Administrator, Custodian, Transfer Agent and Accounting Agent

The Bank of New York Mellon is the administrator for the Fund, the custodian of the Fund’s assets and also provides transfer agency, fund accounting and various administrative services to the Fund (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Consolidated Financial Statements (continued) July 31, 2023

Distribution

The Fund’s Shares are continuously offered and distributed primarily by Foreside Fund Services, LLC (“Distributor”) and its associated persons through the Titan Platform which is owned by Titan Global Capital Management Inc (“Titan”). The Fund pays to the Distributor a shareholder servicing fee, payable monthly in arrears, at an annual rate of 0.15% of the average daily net assets of the Fund. The Distributor may pay Titan, its broker-dealer and investment adviser subsidiaries and other intermediaries up to the full amount of the shareholder servicing fee. Prior to April 1, 2023, the Fund paid to the Distributor a distribution and/or shareholder servicing fee, payable monthly in arrears, at an annual rate of 0.65% of the average daily net assets of the Fund.

Board of Trustees

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed by the Adviser and subject to the oversight of the Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of four members, three of whom are considered Independent Trustees. The Trustees are elected by shareholders and are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the initial shareholder of the Fund. The Statement of Additional Information provides additional information about the Trustees.

Each Independent Trustee receives an annual retainer fee of $25,000 for services provided as a Trustee of the Fund, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board, Audit and Nominating Committees each also receive an additional annual retainer fee of $5,000, $2,500 and $2,500, respectively, for their service as such.

Line of Credit

On November 15, 2022, the Fund entered into a Credit Facility Agreement (“Facility”) with PNC Bank, National Association. The maximum amount of the borrowing under this Facility is the lesser of $15,000,000 or the sum of (i) 50% of the Fund’s Level 1 securities plus (ii) 100% of the Fund’s unrestricted cash. The purpose of the Facility is primarily to finance, temporarily, the repurchase of Shares of the Fund. The unused balance of the Facility bears commitment fees at an annual interest rate of 0.25%. For the period ended July 31, 2023, the Fund incurred fees on the Facility of $56,646, which includes commitment fees and origination fees as presented within the Consolidated Statement of Operations. The Fund did not borrow under the line of credit agreement during the period ended July 31, 2023.

Expense Limitation Agreement

In March 2023, the Adviser and the Fund entered into an Expense Limitation Agreement under which the Adviser has agreed contractually through November 28, 2024 to waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, organizational expenses, offering costs and extraordinary expenses) exceed 2.90% of the Fund’s average daily net assets (“Expense Limit”). The Expense Limitation Agreement went into effect starting April 1, 2023. Pursuant to the Expense Limitation Agreement, the Adviser may receive recoupment of any fees waived and/or excess expense payments paid by it pursuant to the Expense Limitation Agreement within three years of such waiver and/or payment, if such recoupment can be achieved within the Expense Limit or the expense limit that was in effect at the time of the waiver and/or payment, whichever is lower, and such recoupment has been approved by the Board. The Expense Limitation Agreement will remain in effect until at least November 28, 2024, unless and until the Board approves its earlier termination. For the period ended July 31, 2023, the Adviser reimbursed the Fund $747,644 inclusive of the $448,000 voluntary reimbursement discussed below.

Voluntary Reimbursement

On March 31, 2023, the Adviser agreed to voluntarily reimburse the Fund $448,000, which had the effect of lowering the Fund’s net expense ratio from commencement of operations through March 31, 2023, the period before the Expense Limit went into effect, to 2.90% of the Fund’s average daily net assets.

4. Shares of Beneficial Interest

The Fund offers an unlimited number of Shares on a continuous basis. The minimum initial investment by a shareholder for the Shares is $500, while subsequent investments may be made in any amount. The Fund reserves the right to waive the investment minimum. Shares are being offered through the Distributor at an offering price equal to the Fund’s then current NAV per Share.

Notes to Consolidated Financial Statements (continued) July 31, 2023

Since meeting the minimum offering requirement and commencing its continuous public offering through July 31, 2023, the Fund raised $1,000,000 of additional seed capital contributed by the Adviser in September 2022 and $2,100,000 in a private placement to feeder vehicles advised by the Adviser created to hold the Fund’s Shares. As of July 31, 2023, the Adviser and feeder vehicles owned 55,454 and 102,338 Shares of the Fund, respectively.

5. Investment Transactions

The cost of purchases and the proceeds from sales of investment securities, excluding short-term obligations, for the period ended July 31, 2023 were $21,824,153 and $3,146,446, respectively.

6. Federal Income Tax

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. The management of the Fund is required to analyze all open tax years, including the year of inception, as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities.

As of July 31, 2023, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
ARK Venture Fund	$19,634,691	$6,090,364	$(1,016,749)	$5,073,615

The differences between book-basis and tax-basis components of net assets are primarily attributable to passive foreign investment companies, corporate actions and differences in the tax treatment of partnership investments. These adjustments have no impact on net asset values.

At July 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Income	Undistributed Long-term Capital Gains	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation	Total Earnings
ARK Venture Fund	$288,740	$ —	$ —	$5,073,615	$5,362,355

7. Repurchase Offers

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, intends to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, the Fund expects to make quarterly repurchase offers of 5% of the Fund’s outstanding Shares at net asset value. Quarterly repurchases occur in the months of March, June, September and December and the Fund made its initial repurchase offer in March 2023. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline, but it will in any case be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date but it will in any case distribute such payment no later than seven calendar days after such date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

Notes to Consolidated Financial Statements (continued) July 31, 2023

During the period ended July 31, 2023, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Repurchase Offer Notice	March 9, 2023	May 26, 2023
Repurchase Request Deadline	March 31, 2023	June 30, 2023
Repurchase Pricing Date	March 31, 2023	June 30, 2023
Repurchase Offer Amount	5.00%	5.00%
% of Shares Repurchased	4.30%	4.70%
Shares Repurchased	33,093	41,831

8. Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with their service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Investment Risks

The Fund’s prospectus contains additional information regarding the risks associated with an investment in the Fund.

Privately Held Company Risk: The Fund invests in privately held companies. Investments in privately held companies involve a number of significant risks, including the following: these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral; they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; they typically depend on the management talents and efforts of a small group of persons; there is generally little public information about these companies and these companies and their financial information are not subject to the Securities Exchange Act and other regulations that govern public companies, and there may be an inability to uncover all material information about these companies; they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and; they may have difficulty accessing the capital markets to meet future capital needs.

Valuation Risk: Because the Fund may invest a significant portion of its assets in non-publicly traded securities, there will be uncertainty regarding the value of the Fund’s investments, which could adversely affect the determination of the Fund’s net asset value. Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

Market Risk: The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, exchange trading suspensions and closures (including exchanges of the Fund’s underlying securities), infectious disease outbreaks or pandemics.

For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this, or any future, pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

Notes to Consolidated Financial Statements (concluded) July 31, 2023

In February 2022, Russia began engaging in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known.

Concentration Risk: The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the technology sector. To the extent that the Fund continues to be concentrated in groups of industries in the technology sector, the Fund will be subject to the risk that economic, political, business or other conditions that have a negative effect on such industry groups will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

10. New Accounting Pronouncement

In June 2022, the FASB issued Accounting Standards Update (“ASU”) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also introduce new disclosure requirements related to such equity securities. The ASU is effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Early adoption is permitted. Management is currently evaluating the impact of this ASU on the Fund’s consolidated financial statements.

11. Subsequent Events

Subsequent events occurring after the date of this Report have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ARK Venture Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of ARK Venture Fund (the “Fund”), including the consolidated schedule of investments, as of July 31, 2023, and the related consolidated statements of operations, changes in net assets, and cash flows and the consolidated financial highlights for the period from September 1, 2022 (commencement of operations) to July 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at July 31, 2023, the consolidated results of its operations, changes in its net assets, and cash flows, and its consolidated financial highlights for the period from September 1, 2022 (commencement of operations) to July 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of one or more of the ARK Invest investment companies since 2022.

New York, New York

September 29, 2023

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK Venture Fund files with the Securities and Exchange Commission on Form N-PORT the complete schedule of portfolio holdings for the Fund for the first and third quarters of each fiscal year. The ARK Venture Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at www.sec.gov. Copies of the filings are available without charge, upon request, by calling 888-511-2347. In addition, ARK Venture Fund’s portfolio holdings are available on our website, www.ark-ventures.com. The ARK Venture Fund intends to publish complete portfolio holdings for the Fund as of the end of each month subject to a 1 business-day lag between the date of the information and the date on which the information is disclosed and further subject to certain portfolio holdings being anonymized until such holdings are required to be disclosed in a shareholder report or a N-PORT filing.

Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK Venture Fund, is available without charge, upon request, by calling 888-511-2347 collect or visiting our website at www.ark-ventures.com or the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Record. The ARK Venture Fund files with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information will be available without charge, upon request, by calling 888-511-2347 collect or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Risks Involved with Investing in the Fund (Unaudited)

This report should be read in conjunction with the Fund’s prospectus.

The principal risks of investing in the ARK Venture Fund include:

Equity Securities Risk: The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments. The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Disruptive Innovation Risk: Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal impediments attributable to competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company

Repurchase Program Risk: Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

Communications Sector Risk: The Fund will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Risk: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Cyber Security Risk: As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Risks Involved with Investing in the Fund (Unaudited) (continued)

Financial Technology Risk: Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. FinTech Innovation Companies may not be able to capitalize on their disruptive technologies if they face political and/or legal impediments attributable to competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. A FinTech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, Fintech Innovation Companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Future Expected Genomic Business Risk: The Adviser may invest some of the Fund’s assets in Genomics Revolution Companies that do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Fund to achieve its investment objective.

Health Care Sector Risk: The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Information Technology Sector Risk: The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Internet Company Risk: Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a

Risks Involved with Investing in the Fund (Unaudited) (continued)

result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Issuer Risk: Because the Fund may invest in approximately 40 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk: Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Leverage Risk: The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Management Risk: The Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Micro-Capitalization Companies Risk: Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

Next Generation Internet Companies Risk: The risks described below apply, in particular, to the Fund’s investment in Next Generation Internet Companies.

Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices, could adversely affect operating results. Concerns regarding a company’s products, services or processes that may compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to, among other factors: seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, or changes in consumer tastes with respect to products. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

Risks Involved with Investing in the Fund (Unaudited) (concluded)

Small- and Medium-Capitalization Companies Risk: Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Tax Risk: To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Unlisted Shares: Unlike many closed-end funds, the Fund’s Shares will not be listed on any securities exchange which exposes the Shares to liquidity risk.

Valuation Risk: Because the Fund may invest a significant portion of its assets in non-publicly traded securities, there will be uncertainty regarding the value of the Fund’s investments, which could adversely affect the determination of the Fund’s net asset value.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

Board of Trustees and Executive Officers (Unaudited)

Trustees and Executive Officers. Information about the Trustees and Executive Officers of ARK Venture Fund (the "Trust" or "Fund") as of July 31, 2023, including their business addresses, year of birth and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Independent Trustees

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester 1970	Trustee	Since April 27, 2022

Chief Financial Officer, Sterling Consolidated Corp (since 2011); Director and Founder, DirectPay USA LLC (since 2006) (payroll company); Founder, Madison Park Advisors LLC (since 2011) (public company advisory); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).

Trustee and audit committee chairman of Global X ETF fund complex (2008 – 2018); Director of Sterling Consolidated Corp (since 2011).
Darlene T. DeRemer 1955	Trustee	Since April 27, 2022	Managing Partner, Grail Partners LLC (2005 – 2019).

Trustee, Member of Investment and Endowment Committee of Syracuse University (since 2010); Interested Trustee, American Independence Funds (2015 – 2019); Trustee, Risk X Investment Funds (2016 – 2020); Director, United Capital Financial Planners (2008 – 2019); Director, Hillcrest Asset Management (since 2007); Board Member, Confluence Technologies LLC (2018 – 2021).

Robert G. Zack 1948	Trustee	Since April 27, 2022

Adjunct Professor at the University of Virginia School of Law (since 2014); Counsel, Dechert LLP (2012 – 2014); Executive Vice President, OppenheimerFunds, Inc. (2004 – 2011); General Counsel, OppenheimerFunds, Inc. (2002 – 2010); Secretary and General Counsel, Oppenheimer Acquisition Corp. (2001 – 2011); Executive Vice President, General Counsel and Director, OFI Trust Co. (2001 – 2011); Vice President and Secretary, Oppenheimer Funds (2002 – 2011).

Trustee of University of Virginia Law School Foundation (2011 – 2022).

(1)  The address for each Trustee and officer is 200 Central Avenue, Suite 220, St. Petersburg, FL 33701.

(2)  Each Trustee serves until the earlier of resignation, death, retirement or removal.

Board of Trustees and Executive Officers (Unaudited) (concluded)

Interested Trustee

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood 1955	Trustee, Chief Executive Officer and Chief Investment Officer	Since April 27, 2022

Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015); Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009 – 2013).

Executive Director, Wall Street Blockchain Alliance (since 2018); Independent Non-Executive Director, Amun Holdings Ltd (since 2018); Director, NexPoint Advisors: NexPoint Residential Trust Inc., NexPoint Real Estate Finance Inc. and VineBrook Homes Trust Inc. (since 2020); Director, MIMIK Technologies Inc. (since 2021); Board Member, Strange Brewing SA (since 2018).

(1)  The address for each Trustee and officer is 200 Central Avenue, Suite 220, St. Petersburg, FL 33701.

(2)  Each Trustee serves until the earlier of resignation, death, retirement or removal.

Officer Information

Officer’s Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood 1955	Trustee, Chief Executive Officer and Chief Investment Officer	Since April 27, 2022	Managing Member, Founder and Chief Executive Officer. ARK Investment Management LLC (since 2013).
Kellen Carter 1982	Chief Compliance Officer and Secretary	Since April 27, 2022

Chief Compliance Officer, Associate General Counsel (since April 2016), Interim General Counsel, ARK Investment Management LLC (2016 – 2018), Corporate Counsel, ARK Investment Management LLC (since July 2018); Management Consultant, Wealth and Asset Management Division Ernst & Young LLP (2014 – 2016).

William C. Cox 1966	Treasurer, Chief Financial Officer	Since April 27, 2022

Principal Financial Officer, Investment Products, ARK Financial Officer and Investment Management LLC (since June 2018); Fund Principal Accounting Principal Financial Officer, Foreside Financial Group, LLC Officer (2013 – 2018).

Thomas G. Staudt 1987	President	Since April 27, 2022

Interim Chief Operating Officer, ARK Investment Management LLC (2016 – 2018); Chief Operating Officer, ARK Investment Management LLC (since April 2018); Vice President, ARK Investment Management LLC (2015 – 2016).

Forest Wolfe 1972	Chief Legal Officer	Since April 27, 2022	General Counsel, ARK Investment Management LLC (since August 2021); General Counsel, Angelo, Gordon & Co., L.P. (2012 – 2021).

(1)  The address for each officer is 200 Central Avenue, Suite 220, St. Petersburg, FL 33701.

(2)  Officers are elected yearly by the Trustees.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 888-511-2347 collect or visiting our website at www.ark-ventures.com.

General Information (Unaudited)

Investment Adviser
ARK Investment Management LLC
200 Central Avenue, Suite 220
St. Petersburg, FL 33701

Administrator, Custodian, Transfer Agent, and Accounting Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of their management, and other information.

ARK Invest | 200 Central Avenue, Suite 220, St. Petersburg, FL 33701 | 888.511.2347 | info@ark-invest.com | ark-ventures.com

(b)    Not applicable.

Item 2.       Code of Ethics.

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (“Code of Ethics”).

(b)    For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)    Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)    Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)    Compliance with applicable governmental laws, rules, and regulations;

(4)    The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)    Accountability for adherence to the code.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this item.

(d)    During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)     The registrant does not intend to satisfy the disclosure requirements under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)     The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3.       Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Scott R. Chichester is qualified to serve as an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.       Principal Accountant Fees and Services.

Audit Fees

(a)     The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years are $7,500 for July 31, 2022 and $98,400 for July 31, 2023.

Audit-Related Fees

(b)    The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for July 31, 2022 and $5,000 for July 31, 2023. Audit-related fees represent the review of the semi-annual financial statements.

Tax Fees

(c)     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for July 31, 2022 and $12,000 for July 31, 2023.

All Other Fees

(d)    The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for July 31, 2022 and $0 for July 31, 2023.

(e)(1)     The registrant’s audit committee (“Audit Committee”) has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Pre-Approval Policy”) that applies to any and all engagements of the independent auditor to the registrant for audit, non-audit, tax or other services. Pursuant to the Pre-Approval Policy, the Audit Committee is required to pre-approve the audit services and permissible non-audit services proposed to be performed by the independent auditor for the registrant to assure that the independence of the auditor is not in any way compromised or impaired. In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee may either grant general pre-approval of proposed services of the independent auditor through adoption of a list of authorized services together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval of services provided on a case-by-case basis (“specific pre-approval”). Unless particular services have received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. The annual audit services engagement terms and fees for the independent auditor for the registrant require specific pre-approval of the Audit Committee. The Audit Committee may grant general pre-approval for (i) other audit services, which are those services that only the independent auditor reasonably can provide, (ii) audit related services, (iii) those tax services that have historically been provided by the independent auditor, and (iv) those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services. The Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not delegated either general or specific pre-approval authority to one or more of its members.

(e)(2)     The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)     The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant’s fiscal year ended July 31, 2022 were $135,221 and for July 31, 2023 were $194,000.

(h)    The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

Item 5.       Audit Committee of Listed Registrants.

(a)     Not applicable.

(b)    Not applicable.

Item 6.       Investments.

(a)     The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Company’s Proxy Voting Policies and Procedures is attached herewith.

I.       Introduction

ARK Investment Management LLC (“Adviser”) has adopted this Proxy Voting Policy (“Policy”) pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), Rule 30b1-4 under the Investment Company Act of 1940, as amended, and other fiduciary obligations. The Policy is designed to provide guidance to the Investment Team1 and others in discharging the Adviser’s proxy voting duty and to seek to ensure that proxies are voted in the best interests of the Adviser’s clients.

II.     Statement of Policy

The Adviser recognizes its fiduciary responsibility to vote proxies solely in the client’s best interests. The Adviser has adopted this Policy as a means reasonably designed to ensure that it votes shares owned by clients, which have delegated discretionary proxy voting authority to the Adviser, in the best interest of the clients considering all relevant factors and without regard to the interests of the Adviser or other related parties. For purposes of the Policy, the “best interests of clients” shall mean (unless with respect to a particular client, such client has otherwise specified) the clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment (held by various clients or accounts) increase over time. The Adviser will accept directions from a client to vote the client’s proxies in a manner that may result in such client’s proxies being voted differently than the Adviser might vote proxies of other clients over which the Adviser has full discretionary proxy voting authority. The Adviser believes such client directions should be treated as customized proxy voting guidelines and this Policy does not generally apply to customized proxy voting guidelines.

It is the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to those clients that have delegated discretionary proxy voting authority to the Adviser. Specific disclosure requirements as to investment company clients, such as the ARK Venture Fund and series of ARK ETF Trust (“Trusts”), are described in Section V hereof and in the Trust Compliance Manual.

____________

1        The Adviser’s Portfolio Manager, Associate Portfolio Managers, Traders, Directors of Research and Research Analysts, including Research Associates and Analyst Interns, Director of Investment Analysis and Institutional Strategies and Chief Futurist.

III.   Procedures

Subject to the procedures set forth below, the Adviser maintains responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

1.      Use of Third-Party Proxy Service

In connection with its responsibilities expressed herein, the Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Proxy Agent”) to provide proxy voting agent services. The Proxy Agent is responsible for ensuring that all proxy ballots received for securities held in client accounts are submitted in a timely manner and also provides recordkeeping and reporting services.

As part of the Adviser’s arrangement with the Proxy Agent it will provide research for each proxy and a recommendation as to how to vote on each issue based on the research of a third- party research provider (Glass, Lewis & Co., LLC) (“Research Provider”) with regard to the individual facts and circumstances of the proxy issue and the Research Provider’s application of its research findings to the Research Provider’s guidelines. The Adviser will utilize the Research Provider’s guidelines to help improve its understanding of the issues surrounding a company’s proxy proposals. Absent a client directive to vote a proposal a certain way or a determination to override the Research Provider’s recommendations, as set forth below, the Adviser will instruct the Proxy Agent to cast votes in accordance with the Research Provider’s recommendations (“Recommendation”). The Adviser will ultimately follow the voting guidelines outlined in Sections 2 and 3 below.

2.      Voting Guidelines

The Adviser has approved proxy voting guidelines applicable to the subject matters of common proxy proposals (the “Approved Guidelines”) based on the Research Provider’s guidelines. As discussed in Section 3 of this Policy, depending on the subject matter of a proposal, the Adviser may vote in accordance with a Recommendation, override a Recommendation, and/or consider a proxy proposal on a case-by-case basis. The Adviser holds the right to override any Recommendation they deem fit, as long as it provides and documents valid reasoning. The decision to override remains the responsibility of each company’s lead analyst, or his/her designee, as well as the Adviser’s Portfolio Manager for its indexed products (collectively referred to as the “Lead”).

Among other things, the Adviser may choose not to vote proxies under the following circumstances:

1.      if the effect on the clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

2.      if the cost of voting the proxy outweighs the possible benefit; or

3.      if a jurisdiction whose laws or regulations govern the voting of proxies with respect to the portfolio holding impose share blocking restrictions which prevent the Adviser from exercising its voting authority.

If for some other reason proxies are not voted for clients, the Adviser and/or a third-party will conduct an analysis to review whether the lack of voting would have had a material impact on the outcome of the vote. The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, as further discussed below. Administrative matters beyond the Adviser’s control can, at times, prevent the Adviser from voting proxies.

3.      Subject Matter Considerations

Determinations on how to vote proxies will depend largely on the subject matter of the ballot item. When determining how to vote proxies, the Adviser will be guided by the Approved Guidelines set forth below. These general policies are intended to promote a consistent approach to proxy voting.

1.      Executive, Director, and Employee Compensation

The Adviser supports efforts by companies to adopt compensation and incentive programs to attract and retain talent. In instances where the Recommendation is against a compensation-based proposal, the Lead will review the proposal and generally override the Recommendation.

2.      Auditors

The Adviser agrees with the Research Provider’s guidelines to support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor. Therefore, the Adviser will vote in line with the Recommendation on auditor-focused proposals.

3.      Election of Directors

The Adviser predominately believes that company management is in the best position to choose which individuals to elect and re-elect to the company’s Board of Directors. In instances where the Recommendation is against the election or re-election of a director, the Lead will review the proposal and the Research Provider’s reasoning against the election and generally override the Recommendation.

4.      Shareholder Rights and Governance

The Adviser agrees with the Research Provider’s guidelines to support proposals increasing or enhancing shareholder rights such as declassifying the board, eliminating supermajority voting, allowing shareholders to call a special meeting, and adopting majority voting for the election of directors. The Adviser also agrees with voting against proposals to eliminate or reduce shareholder rights. Therefore, the Adviser will vote in line with the Recommendation on shareholder rights proposals.

5.      Mergers, Acquisitions and Contested Meetings

The Adviser believes that proposals related to mergers, acquisitions and contested meetings should be examined on a case-by-case basis. The Lead will review the facts of each merger, acquisition and contested meeting ballot item and have the option to override the Recommendation if they deem fit.

6.      Shareholder Proposals: Environment

The Adviser agrees with the Research Provider’s guidelines to vote against proposals seeking to cease a certain practice or take certain actions related to a company’s activities or operations. The Adviser also agrees to generally vote against proposals regarding enhanced environmental disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as those advocating compliance with international environmental conventions and adherence to environmental principles. Therefore, the Adviser will vote in line with the Recommendation for environmental-based shareholder proposals.

7.      Shareholder Proposals: Social

The Adviser agrees with the Research Provider’s guidelines to vote against proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The Adviser also agrees to generally vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general and proposals seeking to increase reporting and review of a company’s political and charitable spending as well as its lobbying practices. Therefore, the Adviser will vote in line with the Recommendation for social-based shareholder proposals.

8.      Other Categories

The Research Provider’s guidelines are not all-encompassing and do not include all subject matters. The items listed below are subject matters not covered by the Research Provider’s guidelines, that the Adviser has drafted Approved Guidelines for:

a.      Employment/Service Agreements of Employees

Generally, the Adviser supports efforts by companies to adopt employment and service agreements for employees to attract and retain talent and will vote with management on such ballot items. In instances where the Recommendation is against a proposal regarding an employment and/or service agreement, the Lead will review the proposal and generally override the Recommendation.

b.      Approval/Ratification of Company Documents

The Adviser generally votes with the recommendation of company management on ballot items relating to the approval and/or ratification of company documents (i.e. financial statements, Articles of Association, bylaws) based on the view that management is typically in a better position to assess these matters. Therefore, in instances where the Recommendation is against a proposal regarding these items, the Lead will review the proposal and generally override the Recommendation.

If a ballot item is related to subject matter outside of those described above, the Lead will review the ballot item and Recommendation on a case-by-case basis and with the option to override the Recommendation if they deem fit.

The Adviser will review, and update, if necessary, the Approved Guidelines, periodically and upon major updates to the Research Provider’s Recommendations.

4.      Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the Lead must memorialize the determination by filling out a Proxy Vote Override Form and submit it to the Adviser’s Chief Compliance Officer or designee (“CCO”) for determination as to whether a potential material conflict of interest exists between the Adviser and the clients on whose behalf the proxy is to be voted (“Material Conflict”). Each Lead has an affirmative duty to disclose any potential Material Conflict known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser also:

1.      manages the issuer’s or proponent’s pension plan; or

2.      manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser is a close relative of, or has a personal or business relationship with:

1.      an executive of the issuer or proponent;

2.      a director of the issuer or proponent;

3.      a person who is a candidate to be a director of the issuer;

4.      a participant in the proxy contest; or

5.      a proponent of a proxy proposal.

Material Conflicts based on business relationships will only be considered to the extent that the Lead has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

If the CCO determines that there is no potential Material Conflict, the Lead may override the Recommendation and the proxy issue can be voted as he/she determines is in the best interest of clients. If the CCO determines that there exists or may exist a Material Conflict, the CCO will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy — i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential or actual Material Conflict, the CCO may consider the following factors:

1.      the percentage of outstanding securities of the issuer held on behalf of clients by the Adviser;

2.      the nature of the relationship of the issuer with the Adviser or its executive officers;

3.      whether there has been any attempt to directly or indirectly influence the lead analyst’s decision;

4.      whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party; and

5.      whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding a potential conflict.

In the event the Research Provider has a conflict and thus, is unable to provide a Recommendation, the Lead will make a voting recommendation and complete a Proxy Vote Override Form as he/she determines is in the best interest of clients. The CCO will review the form and if the CCO determines that there is no potential or actual Material Conflict will instruct the Proxy Agent to vote the proxy issue. If the CCO determines that there exists or may exist a Material Conflict, the CCO will decide based on a consideration of the factors noted above.

5.      Lending

Currently, the Adviser does not participate in securities lending activities. Should the Adviser participate in these activities it will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant Lead shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

IV.    Compliance Monitoring

The CCO will periodically review Proxy Agent reports of overrides to confirm that proper override and conflict checking procedures were followed.

V.      Client Reporting

1.      General

The Adviser will provide a copy of this Policy and the Research Provider’s guidelines upon request from a client.

The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio.

2.      Investment Company Clients

The Adviser will provide a copy of this Policy and the Research Provider’s guidelines, and any material amendments thereto, to the board of directors/trustees of any registered investment company client, including each Trust’s Board of Trustees.

With respect to proxies voted on behalf of a registered investment company client, the Adviser will make Form N-PX available via the SEC’s EDGAR database. Form N-PX discloses all proxies voted for such client for the trailing-12-month period ending on June 30. The report will generally contain the following information:

1.      the name of the issuer of the security;

2.      the security’s exchange ticker symbol;

3.      the security’s CUSIP number;

4.      the shareholder meeting date;

5.      a brief identification of the matter voted on;

6.      whether the matter was proposed by the issuer or by a security holder;

7.      whether the Adviser cast a vote on the matter;

8.      how the Adviser voted; and

9.      whether the Adviser voted for or against management.

The Adviser will review that proper disclosure is made in each registered investment company client’s Statement of Additional Information describing the policies and procedures used to determine how to vote proxies relating to such client’s portfolio securities.

3.      Disclosure to Third Parties

Since the manner in which the Adviser votes proxies on behalf of its clients may be considered material non-public information, employees may not disclose the Adviser’s actual vote (until voting results are made public) or the Adviser’s voting intentions to any third party (except electronically to regulatory agencies) including, but not limited to, proxy solicitors, non-clients, and the media. The Adviser may communicate with other investors regarding a specific proposal but will not disclose its vote until such time as the subject issuer has publicly disclosed the voting results.

VI.    Recordkeeping

Either the Adviser or the Proxy Agent, or both, as indicated below, will maintain the following records:

1.      a copy of this Policy (Adviser);

2.      a copy of the Research Provider’s guidelines (Adviser);

3.      a copy of each proxy statement received by the Adviser regarding client securities (Proxy Agent);

4.      a record of each vote cast by the Adviser on behalf of a client (Proxy Agent);

5.      a copy of all documents created by the Adviser that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (Adviser); and

6.      a copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the Adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser)

Such records must be maintained for at least six years.

VII.  Class Action

The Adviser may take action regarding class action suits, with respect to securities owned by its clients, for those clients which have delegated class action authority to the Adviser. In connection with its class action responsibilities, the Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to provide class action services. Broadridge is authorized to:

1.      Provide asset recovery services covering global securities class action lawsuits and disgorgements;

2.      File the proof of claim and the required documentation directly with the claims administrator; and

3.      Collect and receive payment from the claims administrator and distribute as directed by the Adviser.

Adopted: August 2014

Amended: February 2, 2015

Amended: February 16, 2016

Amended: June 12, 2017

Amended: January 26, 2018

Amended: January 25, 2019

Amended: May 29, 2020

Amended: July 9, 2021

Amended: April 27, 2022

Amended: December 30, 2022

Amended: October 2, 2023

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)     Portfolio Manager

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Catherine D. Wood	Trustee, Chief Executive Officer and Chief Investment Officer

Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009 – 2013).

(a)(2)     Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

Information provided as of July 31, 2023:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Catherine D. Wood	Registered investment companies	10	$16,645,272,899	0	$0
	Other pooled investment vehicles	21	$11,119,597,150	1	$10,338,543
	Other accounts	2,651	$1,149,524,171	0	$0

Potential Conflicts of Interests

ARK Investment Management LLC (“ARK” or “Adviser”) has a fiduciary duty to act in the best of interest of its clients, to treat all clients equitably, and to disclose all material facts, including potential conflicts of interest. Potential conflicts of interest may arise from time to time between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other (“side-by-side management”). Since the Adviser manages accounts other than the Fund, its duty of loyalty to one client may at times conflict with its duty of loyalty to another client, particularly with respect to allocating trades. Other accounts managed by the Adviser’s portfolio manager might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Based on this relationship, the potential conflicts of interest that may arise from the Adviser’s side-by-side management of the Fund and other accounts include: limitation of trading based on the Adviser’s knowledge of Fund and/or other account trading; inability to take advantage of certain investment opportunities; possibility of contrary positions amongst the Fund and other accounts; issues related to aggregation and allocation of trades; and potential exposure to soft dollars.

(a)(3)     Compensation Structure of Portfolio Manager

Catherine D. Wood, Chief Investment Officer and principal owner of the Adviser, does not receive a salary, but as the significant equity holder of ARK, may receive earnings from ARK. Ms. Wood may also receive a discretionary bonus based on the quality of the advisory services and the overall financial performance of ARK. As Chief Investment Officer and principal owner of the Adviser and portfolio manager of the Fund, Catherine D. Wood may benefit economically from any profits generated by the Adviser.

(a)(4)     Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by the Portfolio Manager as of July 31, 2023:

Name	Dollar Range of Fund Shares Beneficially Owned
Catherine D. Wood	Over $1,000,000

(b)    Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.     Controls and Procedures.

(a)     As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Exhibits.

(a)(1)          Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)          Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)     Not applicable.

(a)(2)(2)     Not applicable.

(b)              Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ARK Venture Fund
By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood
Chief Executive Officer and Chief Investment Officer
(principal executive officer)
Date	October 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood
Chief Executive Officer and Chief Investment Officer
(principal executive officer)
Date	October 6, 2023
By (Signature and Title)*	/s/ William C. Cox
William C. Cox
Treasurer and Chief Financial Officer
(principal financial officer)
Date	October 6, 2023

__________

*       Print the name and title of each signing officer under his or her signature.